                                                                   EXHIBIT 10.52

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER OR THEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT (INCLUDING WITHOUT LIMITATION RULE 144 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED). COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

No. W-01A      Warrant to Purchase 190,678 of Shares of Common Stock


                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                           MTI TECHNOLOGY CORPORATION
                     VOID AFTER THE WARRANT EXPIRATION DATE

Warrant Issue Date: January 11, 2002
Warrant Expiration Date: the fifth anniversary of the Warrant Issue Date

        This certifies that, for value received, SILICON VALLEY BANK, or registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from MTI Technology Corporation (the "Company"), a corporation organized under the laws of the State of Delaware, 190,678 shares of the Common Stock of the Company, $.001 value per share (the "Common Stock"), as constituted on the Warrant Issue Date, upon surrender hereof, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below. The term "Warrant" as used herein shall include this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.

        1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, beginning on the Warrant Issue Date and ending at 5:00 p.m., Pacific standard time, on the Warrant Expiration Date, and shall be void after the Warrant Expiration Date.

        2. Exercise Price. The Exercise Price at which this Warrant may be exercised shall be $2.36 per share of Common Stock (which is the closing price of the Shares reported for October 29, 2001 - i.e., the date of the Loan and Security Agreement between the Company and Holder), as adjusted from time to time pursuant to Section 11 hereof.

        3. Exercise of Warrant.

        (a) The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, but not for less than one thousand (1,000) shares at any time (unless there are less than


SVB/MTI Technology/MTI Warrant-4

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one thousand (1,000) shares remaining to be exercised at such time), or from time to time during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto as Exhibit "A" duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment by Holder to the Company of an amount equal to the aggregate Exercise Price of the shares to be purchased, which amount shall be payable by Holder pursuant to one of the following methods of payment (such method to be at the Holder's election): (i) in cash or by check acceptable to the Company; or (ii) by cancellation by the Holder of indebtedness of the Company to the Holder; or (iii) by net issue exercise pursuant to Section 3(c); or (iv) by a combination of (i), and/or (ii) and/or (iii) above in such a combined amount equal to the aggregate Exercise Price of the shares to be purchased.

        (b) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

        (c) Net Issue Exercise. In lieu of paying the aggregate Exercise Price for the Common Stock by one of the payment methods specified in Section 3(a) above, the Holder may elect to receive shares of Common Stock equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the Notice of Exercise indicating such election, in which event the Company shall issue to the Holder a number of shares of the Company's Common Stock computed (as of the trading day immediately prior to the date that Holder delivers its Notice of Exercise to Company) using the following formula:

                                   Y(A-B)
                               X = ------
                                     A

Where X = the number of shares of Common Stock to be issued to Holder.

      Y = the number of shares of Common Stock purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the portion of the Warrant being canceled.

      A = the fair market value of one share of the Company's Common Stock.

      B = Exercise Price of one share of the Company's Common Stock.

        For the purposes of the above calculation, the fair market value of the Common Stock shall mean with respect to each share of Common Stock:

                (i) the average of the closing bid and asked prices of the Company's Common Stock quoted in the Over-The-Counter Market Summary or the closing price quoted on the Nasdaq National Market or any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the trading day immediately prior to the date of determination of fair market value; or

                (ii) if the Company's Common Stock is not traded Over-The-Counter or on an exchange, fair market value of each share of the Common Stock shall be determined in good faith by the Company's Board of Directors. Receipt and acknowledgment of this Warrant by the Holder shall be deemed to be an acknowledgment and acceptance of any such fair market value determination by the Company's Board of Directors as the final and binding determination of such value for purposes of this Section 3(c).

        4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

        5. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

        6. Rights of Stockholders. Subject to Sections 9 and 11 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or otherwise until the Warrant shall have been exercised as provided herein.

        7. Transfer of Warrant.

                (a) The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder and its transferees. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

                (b) The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

                (c) This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters in form and substance substantially similar to that set forth in Section 7(e) below, and, if this Warrant is sold, transferred, pledged or hypothecated in whole or in part, the delivery of legal opinions reasonably satisfactory to the Company and its counsel, if such are reasonably requested by the Company; provided, however, that the Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents in reasonable detail that it has complied with Rule 144(d) and (e), and the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder's notice of proposed sale.). Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Act"), title to this Warrant may be transferred by endorsement (by Holder executing an assignment form substantially similar to the form attached hereto as Exhibit "B" (the "Assignment Form")) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

                (d) On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 7, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

                (e) Compliance with securities laws; Holder representations:

                        (i) The Holder of this Warrant, by acceptance hereof, acknowledges that, except for transfers to affiliates of Holder, this Warrant and the shares of Common Stock to be issued upon exercise hereof, if the issuance or resale thereof is unregistered under the Act, are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in form and substance substantially similar to that set forth in this Section 7(e), that Holder has such investment intent as is required under the Act.

                        (ii) The Holder represents and warrants that (i) it is an "accredited investor" within the meaning of Rule 501 promulgated under the Act, and (ii) that it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Warrant and the shares of Common Stock to be issued upon the exercise of the Warrant and has the ability to bear the economic risks of its investment in the Warrant and the shares of Common Stock to be issued upon the exercise of the Warrant.

                        (iii) This Warrant and all shares of Common Stock issued upon exercise hereof that are not registered under the Act shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

        THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER OR THEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT (INCLUDING WITHOUT LIMITATION RULE 144 PROMULGATED UNDER THE

        SECURITIES EXCHANGE ACT OF 1934, AS AMENDED). COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

                (iv) Upon receipt by Holder of the executed Warrant, Holder will transfer all or part of this Warrant or the shares issuable upon exercise of this Warrant to Silicon Valley Bancshares, Holder's parent company, subject to the provisions of this Section 7. In addition, subject to the provisions of this
Section 7, Holder or Silicon Valley Bancshares (if applicable) may transfer all or part of this Warrant or the shares issuable upon exercise of this Warrant to The Silicon Valley Bank Foundation, or to any affiliate of Holder, or to any other transferee, by giving the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable).

        8. Reservation of Stock. The Company covenants that during the period this Warrant is exercisable, the Company will reserve and keep available from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of all Common Stock issuable upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation (the "Certificate") to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be duly and validly issued and fully paid and nonassessable, not subject to preemptive rights, free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

        Before taking any action which would cause an adjustment reducing the current Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of this Warrant, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Exercise Price.

        Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the current Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

        9. Notices.

                (a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

                (b) In case:

                        (i) the Company shall take a record of the holders of
                its Common Stock for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

                        (ii) of any capital reorganization of the Company, any
                reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

                        (iii) of any voluntary or involuntary dissolution,
                liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holder of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least fifteen (15) days prior to the date therein specified.

                (c) All such notices, advices and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, and (ii) in the case of mailing, on the third business day following the date of such mailing.

        10. Amendments.

                (a) Any term of this Warrant may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this Section 10 shall be binding upon the Holder, each future holder of all rights pursuant to this Warrant, and the Company.

                (b) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

        11. Adjustments. The Exercise Price and the number of shares of Common Stock purchasable hereunder are subject to adjustment from time to time as follows:

                (a) If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, (iii) an offering of Common Stock or any other

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securities pro rata among the shareholders, or (iv) a sale or transfer of the
Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a Holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 11. The foregoing provisions of this Section 11(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the independent members of the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the independent members of the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

                (b) If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this
Section 11.

                (c) If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

                (d) If while this Warrant, or any portion thereof, remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible Stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 11.

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                (e) Upon the occurrence of each adjustment or readjustment pursuant to this Section 11, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

                (f) The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 11 and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holders of this Warrant against impairment.

        12. Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

        13. Standard Provisions.

                (a) Notice. Except as otherwise expressly provided herein, all notices referred to in this Warrant will be in writing and will be delivered personally or by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so personally delivered or on the date of receipt appearing on the return receipt requested or, if refused, on the date of refusal,

(i)  To the Company:                         With a copy to:

     MTI Technology Corporation              Morrison & Foerster LLP
     4905 East La Palma Avenue               19900 MacArthur Blvd., Suite 1200
     Anaheim, California 92807               Irvine, California 92612
     Attention:  Chief Financial Officer     Attention: Tamara Powell Tate, Esq.

(ii) To the Holder:

     SILICON VALLEY BANK
     3003 Tasman Drive, HG 110
     Santa Clara, CA 95054
     Attention: Treasury Department

                (b) Construction and Titles. This Warrant has been negotiated between the parties hereto, and the language hereof shall not be construed for or against any party. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant. A reference herein to any Section shall be deemed to include a reference to every subsection thereof. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as to the identity of the parties hereto may require.

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                (c) Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Holder under this Warrant, upon any breach or default of the Company under this Warrant, shall impair any such right, power or remedy of the Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of Holder, or any waiver on the part of Holder, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Warrant or by law or otherwise afforded to Holder shall be cumulative and not alternative.

                (d) Successors and Assigns. The terms and conditions of this Warrant shall inure to the benefit of and be binding upon the respective successors and assigns of the parties, except as expressly limited in this Warrant. Nothing in this Warrant, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Warrant, except as expressly provided in this Warrant.

                (e) Severability. If any provisions of this Warrant is held to be unenforceable under applicable law, it shall be interpreted, to the extent possible, to enhance its enforceability in order to achieve the intent of the parties to this Warrant. But if no feasible construction would save the provision, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, its invalidity, illegality or unenforceability shall not affect any other provision of this Warrant; rather this Warrant shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein; provided, however, no such severability shall be effective if it materially changes the economic benefit of this Warrant to any party. The invalidity of any provision of this Warrant as applied to certain circumstances shall not affect the validity or enforceability of such provision as applied to other circumstances or any other provisions of this Warrant.

                (f) Governing Law. This Warrant and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely in California.

                (g) Attorneys' Fees. If any action at law or in equity (including arbitration) is instituted to enforce or interpret the terms of the Warrants, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

        14. Additional Provisions.

                (a) Registration Rights. The Company agrees that the shares of Common Stock issued or issuable upon exercise of this Warrant (the "Shares") shall be subject to the registration rights set forth for the Shares in that certain Amended and Restated Registration Rights Agreement, dated as of the Warrant Issue Date, between the Company and Holder (as the same may be amended, restated, supplemented, or otherwise modified from time to time).

                (b) Automatic Conversion upon Expiration. In the event that, upon the Warrant Expiration Date, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 3(c) above is greater than the Exercise Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be converted pursuant to Section 3(c) above as to all Shares (or such other securities) for which it shall not previously have been exercised or converted, and the Company shall promptly deliver a certificate representing the Shares (or such other securities) issued upon such conversion to the Holder.

                (c) Acquisition. (i) For the purpose of this Warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

                        (ii) If Holder so elects in its good faith business judgment, then, upon the closing of any Acquisition, the successor or acquiring entity shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the shares issuable upon exercise of the unexercised portion of this Warrant as if such shares were outstanding on the record date for the Acquisition and subsequent closing, and the Initial Exercise Price and/or number of shares shall be adjusted accordingly.

             [The balance of this page is intentionally left blank;
                      signature page immediately follows.]

        IN WITNESS WHEREOF, each of the Company and the Holder have caused this Warrant to be executed and delivered by its respective officers thereunto duly authorized as of the Warrant Issue Date.

                                            MTI TECHNOLOGY CORPORATION

                                            By: /s/ Thomas P. Raimondi
                                               ---------------------------------
                                            Name: Thomas P. Raimondi
                                            Title: President & CEO

                                            By: /s/ Paul W. Emery, II
                                               ---------------------------------
                                            Name: Paul W. Emery, II
                                            Title: COO & Secretary

                                            "HOLDER"
                                            SILICON VALLEY BANK

                                            By: /s/ Patrick J. O'Donnell
                                               ---------------------------------
                                            Name:  Patrick J. O'Donnell
                                            Title: Vice President and
                                                   Regional Market Manager


                                 signature page

                                    EXHIBIT A

                               NOTICE OF EXERCISE

To:       MTI Technology Corporation

        (1) The undersigned hereby elects to purchase     shares of Common Stock
            of MTI Technology Corporation, pursuant to the terms of the attached Warrant.

        (2) The undersigned Holder elects to exercise the Warrant for such shares of Common Stock in the following manner:

            [ ] in cash or by the enclosed check in a form acceptable to the
                Company, made payable to the Company in the amount of $________;

            [ ] by cancellation of indebtedness of the Company in the amount of $__________;

            [ ] by net issue exercise pursuant to Section 3(c) of the Warrant;
                or

            [ ] by a combination of two or more of the foregoing as indicated
                above.

        (3) In exercising this Warrant, the undersigned hereby confirms and acknowledges that, except for transfers to affiliates of the undersigned, the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment. The undersigned acknowledges that any such shares of Common Stock may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including without limitation the Securities Act of 1933, as amended (the "Act")).

        (4) In exercising this Warrant, the undersigned hereby represents and warrants that (i) it is an "accredited investor" within the meaning of Rule 501 promulgated under the Act, and (ii) that it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Warrant and the shares of Common Stock to be issued upon the exercise of the Warrant and has the ability to bear the economic risks of its investment in the Warrant and the shares of Common Stock to be issued upon the exercise of the Warrant.

        (5) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                                               ---------------------------------
                                               (Name)

                                               ---------------------------------
                                               (Name)

        (6) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

                                               ---------------------------------
                                               (Name)

                                               ---------------------------------
                                               (Name)


                                    Exhibit A

                                    EXHIBIT B

                                 ASSIGNMENT FORM

       (To assign the foregoing Warrant, execute this form and supply the required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


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                                 (Please Print)

whose address is
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                                 (Please Print)

Dated:_________________,________

                   Holder's Signature:
                                         ---------------------------------------
                   Holder's Address:
                                         ---------------------------------------

                                         ---------------------------------------





                                    Exhibit B